SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: August 5, 1998
                        (Date of earliest event reported)



                              UNIVERSAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                      1-652                    54-0414210
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                     Identification No.)

           1501 North Hamilton Street                     23230
               Richmond, Virginia                      (Zip Code)
    (Address of Principal Executive Offices)



               Registrant's telephone number, including area code:
                                 (804) 359-9311

Item 5.      Other Events.

             The Company issued a press release announcing its earnings for the 1998 fiscal year and the fourth quarter.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)    Exhibits.

             99       Press release issued by the Registrant on August 5, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            UNIVERSAL CORPORATION
                                                     (Registrant)



Date:  August 10, 1998                           By: /s/ William J. Coronado
                                                 -------------------------------
                                                    William J. Coronado
                                                    Controller

                                  Exhibit Index

Number            Document
- ------            --------

99          Press release issued by the Registrant on August 5, 1998.